UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15 (d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2003

ACCESS WORLDWIDE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23489	52-1309227
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4950 Communication Avenue, Suite 300, Boca Raton, FL 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code (561) 226-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7 – Financial Statement and Exhibits

(c)      Exhibits

99.1    Press Release dated August 13, 2003

Item 12 – Disclosure of Results of Operations and Financial Condition

On August 13, 2003, Access Worldwide Communications, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Access Worldwide Communications, Inc.

Date: August 18, 2003	By:	/s/ John Hamerski
John Hamerski, Executive Vice President and Chief Financial Officer (principal financial and accounting officer)

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Press Release Dated August 13, 2003